SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) January 3, 2005
S&T Bancorp, Inc. ____________________________________________________________ (Exact Name of Registrant as Specified in its Charter)
Pennsylvania _________________ (State or Other Jurisdiction of Incorporation)	0-12508 _________________ (Commission File Number)	25-1434426 _________________ (IRS Employer Identification No.)

43 South Ninth Street, Indiana, PA __________________________________________ (Address of Principal Executive Offices)	15701 ___________________ Zip Code

Registrant's telephone number, including area code	(800) 325-2265 ___________________

Item 8.01 - Other Events

S&T Bancorp, Inc., the holding company for S&T Bank, announced today that it has acquired Bennett Associates, Inc. and Cowher - Nehrig & Co., (the Bennett Group), two multi-line insurance agencies. These agencies, which are located in Ebensburg and Nanty Glo, Cambria County, Pennsylvania, respectively, will retain their current office locations .

Item 9.01 - Financial Statements and Exhibits (c) Exhibits (99) Press Release
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.
January 3, 2005	S&T Bancorp, Inc. /s/ Robert E. Rout Robert E. Rout Senior Executive Vice President, Chief Financial Officer and Secretary